Exhibit 10.6.2

SECOND AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of January 17, 2008 by and among Borrowers and Administrative Lender (on behalf of itself and the Lenders).

WHEREAS, Borrowers, Lenders and Administrative Lender are parties to that certain Third Amended and Restated Credit Agreement dated November 18, 2005 (as previously amended, the “Credit Agreement”) and desire to amend the Credit Agreement in the manner set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, Borrowers and Administrative Lender (on behalf of itself and the Lenders) hereby agree as follows:

1.             Definitions.  All capitalized terms used herein shall have the meaning attributed to them in the Credit Agreement.

2.             Section 9.2 of the Credit Agreement.  Section 9.2 of the Credit Agreement is amended to re-letter subsections (j) and (k) as subsections (k) and (l), and to add the following new subsection (j):

(j)            guaranties of obligations of Custom Chassis Products LLC not to exceed an aggregate of $5,000,000 outstanding at any time;

3.             Ratification.  Except as otherwise provided in this Second Amendment, all of the provisions of the Credit Agreement are ratified and confirmed and shall remain in full force and effect.

4.             One Agreement.  The Credit Agreement, as modified by the provisions of this Second Amendment, shall be construed as one agreement.

5.             Counterparts.  This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed signature page of this Second Amendment by fax or in PDF format by email shall be effective as delivery of a manually executed counterpart hereof.

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IN WITNESS WHEREOF, Borrowers and Administrative Lender (on behalf of itself and the Lenders) have executed this Second Amendment to Third Amended and Restated Credit Agreement as of the date first above written.

MONACO COACH CORPORATION		SIGNATURE MOTORCOACH RESORTS, INC.

By:	/s/: P. Martin Daley	By:	/s/: John Nepute
Title: VP/CFO/Treasurer		Title: VP/Treasurer

OUTDOOR RESORTS MOTORCOACH COUNTRY CLUB, INC.		OUTDOOR RESORTS OF LAS VEGAS, INC.

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/CFO/Treasurer and Director		Title: VP/CFO/Treasurer and Director

NAPLES MOTORCOACH RESORT, INC.		R-VISION, INC.

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/CFO/Treasurer and Director		Title: VP/Treasurer

R-VISION HOLDINGS LLC		BISON MANUFACTURING, LLC
		By:	R-Vision Holdings LLC, its manager

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/Treasurer		Title: VP/Treasurer

R-VISION MOTORIZED LLC		LA QUINTA MOTORCOACH RESORT, INC.
By:	R-Vision Holdings LLC, its manager

By:	/s/: P. Martin Daley	By:	/s/: P. Martin Daley
Title: VP/Treasurer		Title: VP/CFO/Treasurer and Director

ROADMASTER LLC By:		U.S. BANK NATIONAL ASSOCIATION
By:	R-Vision Holdings LLC, its manager

By:	/s/: P. Martin Daley	By:	/s/: Oran Coffin
Title: VP/Treasurer		Title: Vice President